Exhibit 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF SEPTEMBER
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                         MONTH: SEPTEMBER 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP            GROUP           GROUP       TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --    1,540,522.02              --              --               --           108.01

RECEIPTS
  STUDENT FEES                           34,405.77
  CHARTER SCHOOL REVENUE                                                                                                          --
  ACCOUNTS RECEIVABLE                           --
  INTEREST                                                2,234.25                                                            437.47
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                       32,956.00              --       31,937.43       106,148.67               --
  OTHER (ATTACH LIST)

      TOTAL RECEIPTS                     34,405.77       35,190.25              --       31,937.43       106,148.67           437.47

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS           1,449.77                             --       31,937.43        53,074.34            65.07
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS        32,956.00      138,086.10
  PAYMENTS MADE FOR SUNRISE EDU.                        117,485.08                                        53,074.33
  OTHER (VOIDS)

REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS

     TOTAL DISBURSEMENTS                 34,405.77      255,571.18              --       31,937.43       106,148.67            65.07
                                      ------------   -------------     -----------    ------------     ------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --    1,320,141.09              --              --               --           488.41
                                      ============   =============     ===========    ============     ============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE        NE CAPITAL
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118       RESERVE             TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      418,224.45         585,000.00       2,543,854.48

RECEIPTS
  STUDENT FEES                                                                                                   34,405.77
  CHARTER SCHOOL REVENUE                                                                                                --
  ACCOUNTS RECEIVABLE                                                                                                   --
  INTEREST                                                                    457.99                              3,129.71
  SALE OF ASSETS                                                                  --                                    --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                              171,042.10
  OTHER (ATTACH LIST)                                                                                                   --

      TOTAL RECEIPTS                             --               --          457.99                 --         208,577.58

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                                 86,526.61
  CAPITAL IMPROVEMENTS                                                                                                  --
  PRE-PETITION DEBT                                                                                                     --
  TRANSFERS TO OTHER DIP ACCOUNTS                --                                                             171,042.10
  PAYMENTS MADE FOR SUNRISE EDU                                                                                 170,559.41
  OTHER (VOIDS)                                                                                                         --

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --

     TOTAL DISBURSEMENTS                         --               --              --                 --         428,128.12
                                       ------------    -------------   -------------      -------------      -------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      418,682.44         585,000.00       2,324,303.94
                                       ============    =============   =============      =============      =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                                 428,128.12
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                    (171,042.10)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                   (170,559.41)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                             -------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                             86,526.61
                                                                                                             =============

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                             STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDING SEPTEMBER 30, 2001

REVENUE
Tuition and Fees Revenue                                            $        --
Refunds/Returns                                                              --
Discounts                                                                    --
                                                                    -----------

Total Revenue                                                                --
                                                                    -----------

OPERATIONAL COSTS
Salaries and Wages                                                           --
Taxes and Benefits                                                           --
Food Programs Expense                                                        --
Maintenance Expense                                                          --
Insurance Expense                                                            --
Rent Expense                                                                 --
Utilities Expense                                                            --
                                                                    -----------

Total Operational Costs                                                      --
                                                                    -----------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                               --
Corporate Overhead                                                    55,001.19
Corporate Overhead Allocated to Sunrise                              (27,501.00)
Other Expenses                                                               --
                                                                    -----------

Total General and Administrative Expenses                             27,500.19
                                                                    -----------

Other Income                                                                 --
Interest Expense                                                             --
                                                                    -----------

Net Interest and Other Income (Expense)                                      --
                                                                    -----------

REORGANIZATION EXPENSES
Professional Fees                                                     84,689.53
Professional Fees Allocated to Sunrise                               (42,345.00)
                                                                    -----------

Total Reorganization Expenses                                         42,344.53
                                                                    -----------

Net Income                                                          $(69,844.72)
                                                                    ===========

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 2,139,832.24
Accounts Receivable, net                                               1,841.67
Note Receivable from Nobel                                                   --
Prepaid Rent                                                           6,400.00
Other Prepaid Expenses                                                       --
                                                                 --------------

Total Current Assets                                               2,148,073.91

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                                  --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $22,632,890.97
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    47,411.22
Accrued Payroll and Benefits                                         997,967.94
Accrued Payroll Taxes                                                        --
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          1,930,519.90
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,797.38
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,539,075.42
Long-Term Debt                                                     1,696,967.85
                                                                 --------------

Total Pre-Petition Liabilities                                    16,940,163.30
                                                                 --------------

Due to Sunrise                                                     3,006,663.41
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        3,524,762.27
                                                                 --------------

Total Liabilities                                                 22,395,445.47
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,334,668.03
Post Petition Retained Deficit                                    (5,097,222.53)
                                                                 --------------

Total Shareholders' Equity                                           237,445.50
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $22,632,890.97
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                        STATUS OF ASSETS

                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                          TOTAL      DAYS       DAYS    DAYS
-------------------                          -----      ----       ----    ----
TOTAL ACCOUNTS RECEIVABLE                    1,842      1,842       --      --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         --                          --
ACCOUNTS RECEIVABLE (NET)                    1,842      1,842       --      --

                               SCHEDULED                                 CURRENT
FIXED ASSETS                    AMOUNT       ADDITIONS     DELETIONS      AMOUNT
------------                   ---------     ---------     ---------      ------

REAL PROPERTY                  1,867,408                   1,867,408        (0)

BUILDING IMPROVEMENTS/PLANT      846,395        16,066       862,461        (0)
ACCUMULATED DEPRECIATION        (136,823)      (33,112)     (169,935)        0
NET BUILDINGS/PLANT              709,573       (17,047)      692,526        (0)

EQUIPMENT                      5,466,149        11,637     5,477,786        (0)
ACCUMULATED DEPRECIATION      (2,404,930)     (533,426)   (2,938,357)        0
NET EQUIPMENT                  3,061,218      (521,789)    2,539,429        (0)

AUTOS & VEHICLES                 557,586                     557,586        --
ACCUMULATED DEPRECIATION        (259,791)      (65,272)     (325,063)        0
NET AUTOS & VEHICLES             297,795       (65,272)      232,523         0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

        POSTPETITION
     UNPAID OBLIGATIONS           TOTAL       0-30      31-60    61-90     91+
     ------------------         ---------   ---------   -----    -----    ------
ACCOUNTS PAYABLE                   47,934      33,999      --       --    13,935
TAXES PAYABLE                          --          --
ACCRUED SALARIES AND BENEFITS     997,968     997,968
PREPAID TUITION AND DEPOSITS      885,141     885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----    -----    ------
TOTAL POST-PETITION
     LIABILITIES                1,931,043   1,917,108      --       --    13,935
                                =========   =========   =====    =====    ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                      AMOUNT PD        TOTAL PD
NAME                      REASON FOR PAYMENT          THIS MONTH        TO DATE
----                      ------------------          ----------      ----------
Lucian Spataro       Wages and Exp. Reimbursement             --      129,134.79
Ernie Recsetar       Wages                                    --       22,000.00
Michael Lynch        Wages and Exp. Reimbursement      14,813.60      184,247.68
Gary Lilyquist       Wages and Exp. Reimbursement             --       80,239.99
                                                       ---------      ----------
TOTAL PAYMENTS TO INSIDERS                             14,813.60      415,622.46
                                                       =========      ==========

                                  PROFESSIONALS

                                   DATE OF COURT                                            TOTAL
                                 ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID   INCURRED
NAME                                 PAYMENT         APPROVED       PAID        TO DATE    & UNPAID
----                                 -------         --------       ----        -------    --------
Bryan Cave                                           39,266.39    39,266.39   266,050.86
Engleman & Berger, PC                                                          87,882.08
Field, Sarvas, King & Coleman                         6,891.35     6,891.35     6,891.35

CASE NUMBER: B-00-10938-ECF-RTB                                      CASE STATUS

QUESTIONNAIRE
                                                            YES              NO
                                                            ---              --

HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                     NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                   NO

ARE ANY WAGE PAYMENTS PAST DUE?                                              NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                  NO

CURRENT NUMBER OF EMPLOYEES: 1

INSURANCE

                     CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER   COVERED       DATE      & FREQUENCY
--------------      -------------   -------       ----      -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                   TOTAL FOR
                                                                 SEPTEMBER 2001
                                                                 --------------

BEGINNING FUNDS AVAILABLE:                                       $2,543,854.48
                                                                 -------------

Cash In:   Telecheck                                             $          --
           Credit Card Deposit (Preschools)                                 --
           Credit Card Deposit (Private)                                    --
           Credit Card Deposit (Charter)                                    --
           Regular Deposits (Preschools)                             16,664.30
           Regular Deposits (Private)                                 2,491.08
           Regular Deposits (Charter)                                   720.34
           Regular Deposits (Corporate)                              14,882.15
           Other  Deposit (Preschool)                                       --
           Interest                                                   3,129.71
           Interest on LTC Acct                                             --
           Voids                                                            --
                                                                 -------------
Daily Cash In:                                                   $   37,887.58
                                                                 =============

Cash Out:  Preschool A/P                                         $  117,485.08
           Charter A/P                                                   65.07
           Private A/P                                                      --
           Corporate A/P                                            106,148.67
           TesseracT Payroll                                         31,937.43
           Preschool Payroll                                                --
           Charter Payroll                                                  --
           College PR                                                       --
           Preschool NSF                                                352.10
           Medical Claims                                                   --
           Banking Fees                                               1,449.77
           LTC Payment                                                      --
           LTC Fees                                                         --
                                                                 -------------
Daily Cash Out:                                                  $  257,438.12
                                                                 =============

Net Cash In/Out:                                                 $ (219,550.54)
                                                                 -------------

ENDING FUNDS AVAILABLE:                                          $2,324,303.94
                                                                 =============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                       $  (175,526.10)


Cash In:   Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Private)                                  2,491.08
           Regular Deposits (Charter)                                    720.34
           Regular Deposits (Corporate)                               14,882.15
           Interest                                                    3,129.71
                                                                 --------------
Daily Cash In:                                                   $    21,223.28
                                                                 ==============

Cash Out:  Charter A/P                                                    65.07
           Private A/P                                                       --
           Corporate A/P                                             106,148.67
           Corporate A/P (allocated to Sunrise)                      (53,074.34)
           TesseracT Payroll                                          31,937.43
           Charter Payroll                                                   --
           Medical Claims                                                    --
           Banking Fees                                                1,449.77
           LTC Payment                                                       --
           Voids                                                             --
                                                                 --------------
Daily Cash Out:                                                  $    86,526.60
                                                                 ==============

Net Cash In/Out:                                                 $   (65,303.32)
                                                                 --------------

ENDING FUNDS AVAILABLE:                                          $  (240,829.42)
                                                                 ==============

                                CORPORATE COMPANY
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                                    AUDIT
CHECK NUMBER           VENDOR ID       VENDOR CHECK NAME               CHECK DATE   CHECKBOOK ID   TRAIL CODE         AMOUNT
------------           ---------       -----------------               ----------   ------------   ----------         ------
200013038              MAN FIN000-B    MANULIFE FINANCIAL               9/6/2001     OPERATING2   PMCHK00000319      $1,137.18
200013039              MUTOMA001-B     MUTUAL OMAHA-NE                  9/6/2001     OPERATING2   PMCHK00000319      $2,597.24
200013040              MUTOMA001-B     MUTUAL OMAHA-NE                  9/6/2001     OPERATING2   PMCHK00000319      $2,558.75
200013041              MUTOMA001-B     MUTUAL OMAHA-NE                  9/6/2001     OPERATING2   PMCHK00000319      $2,235.39
200013042              MUTOMA001-B     MUTUAL OMAHA-NE                  9/6/2001     OPERATING2   PMCHK00000319      $2,278.78
200013043              BEM000000-B     BEMISH,KAREN                    9/10/2001     OPERATING2   PMCHK00000320         $12.45
200013044              SPEINC000-B     SPECTERA, INC.                  9/10/2001     OPERATING2   PMCHK00000320        $838.60
200013045              FEDEXP000-B     FEDERAL EXPRESS                 9/10/2001     OPERATING2   PMCHK00000320        $100.10
200013046              ARC000000-B     ARC                             9/10/2001     OPERATING2   PMCHK00000321        $103.43
200013047              CAVBRY000-B     BRYAN CAVE LLP                  9/10/2001     OPERATING2   PMCHK00000322     $39,266.39
200013048              FIERC0000-B     FIELD,SARVAS,KING,COLEMAN,PC    9/10/2001     OPERATING2   PMCHK00000322      $6,891.35
200013049              LYN000000-B     LYNCH,MICHAEL                   9/11/2001     OPERATING2   PMCHK00000323        $202.72
200013050              SNELDO000-B     DOUG SNELL                      9/12/2001     OPERATING2   PMCHK00000324      $4,326.92
200013051              ARC000000-B     ARC                             9/13/2001     OPERATING2   PMCHK00000325        $139.84
200013052              ARC000000-B     ARC                             9/13/2001     OPERATING2   PMCHK00000325        $136.80
200013053              ARC000000-B     ARC                             9/13/2001     OPERATING2   PMCHK00000325        $100.00
200013054              BONJAM000-B     JAMES BONFIGLIO                 9/13/2001     OPERATING2   PMCHK00000325      $2,756.25
200013055              FEDEXP000-B     FEDERAL EXPRESS                 9/13/2001     OPERATING2   PMCHK00000325         $69.80
200013056              SNELDO000-B     DOUG SNELL                      9/14/2001     OPERATING2   PMCHK00000326      $4,749.36
200013057              RIVJUD000-B     JUDI RIVERA                     9/14/2001     OPERATING2   PMCHK00000327        $250.00
200013058              ARC000000-B     ARC                             9/18/2001     OPERATING2   PMCHK00000328        $100.00
200013059              ARC000000-B     ARC                             9/18/2001     OPERATING2   PMCHK00000328        $100.00
200013060              ARC000000-B     ARC                             9/18/2001     OPERATING2   PMCHK00000328        $100.00
200013061              ARC000000-B     ARC                             9/18/2001     OPERATING2   PMCHK00000328        $100.00
200013062              ARC000000-B     ARC                             9/18/2001     OPERATING2   PMCHK00000328        $100.00
200013063              TELECHK000-B    TELECHECK                       9/18/2001     OPERATING2   PMCHK00000328          $1.50
200013064              BELSHEOOO-B     SHERRY BELL                     9/20/2001     OPERATING2   PMCHK00000329      $2,211.21
200013065              FEDEXP000-B     FEDERAL EXPRESS                 9/20/2001     OPERATING2   PMCHK00000329         $70.88
200013066              LEWLIN000-B     LINDA LEWERS                    9/20/2001     OPERATING2   PMCHK00000329      $3,172.75
200013067              LYN000000-B     LYNCH,MICHAEL                   9/20/2001     OPERATING2   PMCHK00000329      $6,826.60
200013068              MOOBRI000-B     MOORE, BRIAN                    9/20/2001     OPERATING2   PMCHK00000329      $2,041.99
200013069              RIVJUD000-B     JUDI RIVERA                     9/24/2001     OPERATING2   PMCHK00000330        $350.00
200013070              LYN000000-B     LYNCH,MICHAEL                   9/25/2001     OPERATING2   PMCHK00000331        $791.39
200013071              MOOBRI000-B     MOORE, BRIAN                    9/25/2001     OPERATING2   PMCHK00000331        $129.57
200013072              QWECOM000-B     QWEST COMMUNICATIONS SERVICES   9/25/2001     OPERATING2   PMCHK00000331      $1,147.54
200013073              RSMMCG000-B     RSM MCGLADREY                   9/26/2001     OPERATING2   PMCHK00000332      $1,150.00
200013074              BELSHEOOO-B     SHERRY BELL                     9/26/2001     OPERATING2   PMCHK00000333      $2,211.21
200013075              LEWLIN000-B     LINDA LEWERS                    9/26/2001     OPERATING2   PMCHK00000333      $3,172.75
200013076              LYN000000-B     LYNCH,MICHAEL                   9/26/2001     OPERATING2   PMCHK00000333      $6,826.60
200013077              MOOBRI000-B     MOORE, BRIAN                    9/26/2001     OPERATING2   PMCHK00000333      $2,041.99
200013078              MOOBRI000-B     MOORE, BRIAN                    9/26/2001     OPERATING2   PMCHK00000334        $472.33
200013079              NOPOOO000-B     MIKE NOPPENBERG                 9/27/2001     OPERATING2   PMCHK00000335        $500.00
200013080              FIERC0000-B     FIELD,SARVAS,KING,COLEMAN,PC    9/27/2001     OPERATING2   PMCHK00000336         $50.00
200013081              LYN000000-B     LYNCH,MICHAEL                   9/27/2001     OPERATING2   PMCHK00000336        $166.29
200013082              RIVJUD000-B     JUDI RIVERA                     9/27/2001     OPERATING2   PMCHK00000336        $520.00
200013083              WELFAR003-B     WELLS FARGO (MN)                9/27/2001     OPERATING2   PMCHK00000336        $710.67
200013084              AT&TWIR06-B     AT&T WIRELESS SERVICES-PHOENIX  9/28/2001     OPERATING2   PMCHK00000337        $332.05
REMIT000000000000112   ARC000000-B     ARC                             9/10/2001                  PMCHK00000320          $0.00
REMIT000000000000113   AIR000000       AIRE-MASTER                     9/20/2001                  PMCHK00000329          $0.00
REMIT000000000000114   ARIAIR000       ARIZONA AIR-SCENT               9/20/2001                  PMCHK00000329          $0.00
                                                                                                                   -----------
Total Checks: 50                                                                       Total Amount of Checks:     $106,148.67
                                                                                                                   ===========